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                          CERTIFICATE OF INCORPORATION

                                       OF

                                BOWNE & CO., INC.


                  The undersigned, in order to form a corporation for the purpose hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, hereby certifies that:

                  FIRST:  The name of the Corporation is "Bowne & Co., Inc."

                  SECOND: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                  THIRD: The registered office and registered agent of the Corporation is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware, 19805.

                  FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is sixty-one million (61,000,000), sixty million shares of which shall be Common Stock of the par value of $.01 per share and one million shares of which shall be Preferred Stock of the par value of $.01 per share. The relative rights, preferences and limitations of the shares of each class of stock are as follows:

                  Each holder of Common Stock shall be entitled to one vote for each share of such stock held by him. Each holder of shares of any series of Preferred Stock shall be entitled to such voting rights, if any, as shall be fixed by the Board of Directors of the Company at the time of the issuance of such series as prescribed by law.

                  Subject to the provisions of this Article, the Board of Directors is hereby expressly authorized to issue in series or otherwise the shares of Preferred Stock, and to fix from time to time before issuance the number of shares to be included in any series and the terms, limitations, relative rights and preferences of all shares of such series. The authority of the Board of Directors with respect to each series shall include, without limitation thereto, the authority to determine any or all of the following and the shares of each series may vary from the shares of any other series in the following respects:

                  (a) The number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

                  (b) The annual dividend rate on the shares of such series and whether such dividends shall be cumulative, and, if cumulative, the date from which dividends shall be cumulative;
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                  (c) The redemption price or prices for shares of such series, if redeemable, and the terms and conditions of such redemption;

                  (d) The preference, if any, of shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the company;

                  (e) The voting rights, if any, of shares of such series in addition to the voting rights prescribed by law, and the terms of exercise of such voting rights;

                  (f) The right, if any, of shares of such series to be converted into shares of any other series or class and the terms and conditions of such conversion;

                  (g) The sinking fund provisions, if any, for the redemption or repurchase of shares of such series; and

                  (h) Any other terms, limitations and relative rights and preferences of such series, to the extent permitted by law.

                  Convertible shares surrendered upon conversion, or redeemable shares which are redeemed, purchased or otherwise reacquired by the Company, shall be held as treasury shares until reissued, retired or cancelled by action of the Board of Directors.

                  FIFTH: No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation or any securities convertible into or carrying rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares or other securities of the Corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase, or otherwise acquire, shares of any class of the Corporation; and any and all of such shares or other securities of the Corporation, whether now or hereafter authorized or created, may be issued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

                  SIXTH: Whenever, by any provision of law, the vote of shareholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, such corporate action shall be taken only at a stockholder's meeting and not by written consent.

                  SEVENTH: Prior to the merger of Bowne & Co., Inc., a New York corporation, with and into the Corporation, the initial Board of Directors shall consist of those directors set forth in the statement of the Sole Incorporator. Therefore, the Board of Directors shall consist of not fewer than nine nor more than fifteen directors, as shall be fixed from time to time by resolution adopted by a majority of the Board of Directors then in office.
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Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any other vote that may be required by this Certificate of Incorporation or by law, this Article may not be amended, altered, repealed or otherwise changed unless approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of stock of the Corporation entitled to vote thereon.

                  EIGHTH: The directors elected by the holders of Common Stock shall be divided into three classes, namely Classes I, II and III. Each class shall be as nearly equal in number as practicable, and no class shall include fewer than three directors. Newly created directorships resulting from an increase in the number of directors, and vacancies occurring in the Board of Directors for any other reason, may be filled by the affirmative vote of a majority of the directors then in office, even though such number may constitute less than a quorum. A director elected to fill a newly created directorship, and a director elected to fill a vacancy, shall be elected to hold office until the next annual meeting of shareholders, and until his successor has been elected and has qualified. No decrease in the number of directors shall shorten the term of any incumbent director. Subject to the foregoing, at each annual meeting of shareholders, commencing with the 1985 annual meeting, the successors to the class of directors whose term of office shall then expire shall be elected to hold office for a term that shall expire at the third succeeding annual meeting of shareholders. Directors elected by the shareholders or the Board of Directors pursuant to this Article EIGHTH may not be removed without cause. Notwithstanding any other provisions of this Certificate of Incorporation, and in addition to any other vote that may be required by law or this Certificate of Incorporation, this Article may not be amended, altered, repealed or otherwise changed unless approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares of stock of the Corporation entitled to vote thereon.

                  NINTH: Except as otherwise provided by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                  TENTH: The Board of Directors of the Corporation, acting by majority vote, may alter, amend or repeal the By-Laws of the Corporation.

                  ELEVENTH: The name and address of the sole incorporator is Mark Cresitello, 425 Lexington Avenue, New York City, New York 10017-3909.
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                  IN WITNESS WHEREOF, the undersigned has signed this
Certificate of Incorporation on June 19, 1998.


                                                          /s/ Mark C. Cresitello
                                                            Sole Incorporator